EXHIBIT 99.1

SEPARATION AGREEMENT AND GENERAL RELEASE

THIS SEPARATION AGREEMENT AND GENERAL RELEASE (this “Agreement”) is hereby entered into by and between Robert Putnam, an individual (the “Employee”), and e.Digital Corporation, a Delaware corporation (the “Company”).

RECITALS
A.           The Employee has been employed by the Company as Senior Vice President, Corporate Secretary and Interim Chief Accounting Officer pursuant to an oral, at-will employment agreement.  Employee’s employment with the Company is being terminated.

B.           The Employee and the Company wish to enter into this Agreement pertaining to the termination of Employee’s employment with the Company.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises contained in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:
1.           Effective Date.  Except as otherwise provided in this Agreement, this Agreement shall be effective on the date that it has been executed by both the Employee and the Company, and if the Employee and the Company execute this Agreement on different dates, the latter of such dates (the “Effective Date”).

2.           Termination of Employment.  The Employee acknowledges that his employment with the Company and/or its subsidiary terminated effective as of the close of business on December 15, 2010 (the “Termination Date”) and concurrently submits his resignation from the Company’s Board of Directors (as well as the Board of Director of its subsidiary).

3.           Termination of Benefits after the Termination Date.  Except as expressly provided herein or in the plan documents governing the Company’s employee benefit plans, after the Termination Date, the Employee will no longer be eligible for, receive, accrue, or participate in any benefits or benefit plans provided by the Company, including, without limitation, medical, dental and life insurance benefits, and the Company’s 401(k) retirement plan; provided, however, that nothing in this Agreement shall waive the Employee’s right to any vested amounts in the Company’s 401(k) retirement plan, any option plan or the 2005 Equity-Based Compensation Plan, which amounts shall be handled as provided in such plans.

4.           COBRA Benefits.  Nothing in this Agreement is intended to alter the Employee’s ability to purchase continuation coverage under the terms of COBRA, and the Employee shall retain all rights afforded under that law.

5.           Normal Salary through Termination Date.  Employee acknowledges that the Company has paid to Employee all salary accrued through the Termination Date, and Employee’s earned but unused vacation through the Termination Date (less legally required deductions).

6.           Acknowledgement of Total Compensation and Indebtedness.  The Employee acknowledges and agrees that the cash payments under Section 5 of this Agreement extinguish any and all obligations for monies, or other compensation or benefits that the Employee claims or could claim to have earned or claims or could claim is owed to him as a result of his employment by the Company through the Termination Date.

7.           Special Payment.  In return for Employee’s promises in this Agreement, if Employee does not revoke this Agreement as provided in Section 11(c) below, the Company will pay to Employee a special payment in the gross amount of $42,500.00, less legally required deductions.  The special payment shall be paid by check to be picked up by Employee at the Company’s corporate office on January 7, 2011.

8.           Release by the Employee.  Except as otherwise expressly provided in this Agreement, the Employee, for himself and his heirs, executors, administrators, assigns, affiliates, successors and agents (collectively, the “Employee’s Affiliates”) hereby fully and without limitation releases and forever discharges the Company and its parents, direct or indirect subsidiaries, affiliates, divisions or related entities, and each of their respective agents, representatives, shareholders, owners, officers, directors, employees, consultants, attorneys, auditors, accountants, investigators, affiliates, successors and assigns (collectively, the “Company Releasees”), both individually and collectively, from any and all rights, claims, demands, liabilities, actions, causes of action, damages, losses, costs, expenses and compensation, of whatever nature whatsoever, known or unknown, fixed or contingent, which the Employee or any of the Employee’s Affiliates has or may have or may claim to have against the Company Releasees by reason of any matter, cause, or thing whatsoever, from the beginning of time to the Effective Date (“Claims”), including, without limiting the generality of the foregoing, any Claims arising out of, based upon, or relating to the recruitment, hiring, employment, relocation, remuneration, investigation, or termination of the Employee by any of the Company Releasees, the Employee’s tenure as an employee and/or an officer of any of the Company Releasees, any agreement or compensation arrangement between the Employee and any of the Company Releasees, or any act or occurrence in connection with any actual, existing, proposed, prospective or claimed ownership interest of any nature of the Employee in equity capital or rights in equity capital or other securities of any of the Company Releasees (except as expressly provided in Section 3) to the maximum extent permitted by law. The Employee specifically and expressly releases any Claims arising out of or based on: the California Fair Employment and Housing Act, as amended; Title VII of the Civil Rights Act of 1964, as amended; the Americans With Disabilities Act; the National Labor Relations Act, as amended; the Equal Pay Act; ERISA; any provision of the California Labor Code; the California common law and each other applicable state on fraud, misrepresentation, negligence, defamation, infliction of emotional distress or other tort, breach of contract or covenant, violation of public policy or wrongful termination; state or federal wage and hour laws; or any other state or federal law, rule, or regulation dealing with the employment relationship.

9.           Waiver of Civil Code Section 1542.

(a)           Release of Unknown Claims.  The Employee understands and agrees that the release provided in this Agreement extends to all Claims released in Section 8 above and Section 10 below whether known or unknown, suspected or unsuspected.  The Employee expressly waives and relinquishes any and all rights he may have under California Civil Code Section 1542, which provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”
(b)           Waiver of Comparable Provisions of Other Jurisdictions.  The Employee expressly waives and releases any rights and benefits which he has or may have under any similar law or rule of any other jurisdiction.  It is the intention of each party through this Agreement and with the advice of counsel to fully, finally and forever settle and release the Claims as set forth above.  In furtherance of such intention, the release given in this Agreement shall be and remain in effect as a full and complete release of such matters notwithstanding the discovery of any additional Claims or facts relating thereto.

10.         Release of Federal Age Discrimination Claims by the Employee.  The Employee hereby knowingly and voluntarily waives and releases all rights and claims, known or unknown, arising under the Age Discrimination In Employment Act of 1967, as amended, which he might otherwise have had against the Company or any of the Company Releasees regarding any actions which occurred prior to the Effective Date.

11.         Rights under the Older Workers Benefit Protection Act.  In accordance with the Older Workers Benefit Protection Act of 1990, the Employee hereby is advised of the following:

(a)           The Employee has the right to consult with an attorney before signing this Agreement and is encouraged by the Company to do so;

(b)           The Employee has twenty-one (21) days from his receipt of this Agreement to consider it; and

(c)           The Employee has seven (7) days after he signs it to revoke this Agreement (which must be revoked, if at all, in its entirety), and this Agreement will not be effective until that revocation period has expired without exercise.  The Employee agrees that in order to exercise his right to revoke this Agreement within such seven (7) day period, he must do so in a signed writing delivered to the Company’s President before the close of business on the seventh calendar day after the date on which Employee signs this Agreement.

12.         Confidentiality of Agreement.  After the execution of this Agreement by the Employee, neither the Employee, his attorney, nor any person acting by, through, under or in concert with them, shall disclose any of the terms of or amount paid under this Agreement or the negotiation thereof to any individual or entity; provided, however, that the foregoing shall not prevent such disclosures by Employee to his attorney, tax advisors and/or immediate family members, or as may be required by law.

13.         No Filings.  The Employee represents that he has not filed any lawsuits, claims, charges or complaints against the Company or the Company Releasees with any local, state or federal agency or court from the beginning of time to the date of execution of this Agreement; that he will not do so at any time hereafter based upon events prior to the date of execution of this Agreement; that he will not induce, encourage, solicit or assist any other person or entity to file or pursue any proceeding of any kind against the Company or the Company Releasees; and that, if any such agency or court ever assumes jurisdiction over any such lawsuit, claim, charge or complaint and/or purports to bring any legal proceeding, in whole or in part, on behalf of the Employee based upon events occurring prior to the execution of this Agreement, the Employee will request such agency or court to withdraw from and/or to dismiss the lawsuit, claim, charge or complaint with prejudice.

14.         Proprietary Information; Return of Property.  The Employee acknowledges that certain information, observations and data obtained by him during the course of or related to his employment with the Company (including, without limitation, business plans, financial projections, financial information, marketing plans or proposals, personnel information, customer lists, product designs, and other customer information) are the sole property of the Company and constitute confidential proprietary information and trade secrets of the Company under applicable law.  The Employee will, to the extent that he has not previously done so, immediately return to the Company all (i) proprietary information, trade secrets and other intangible property of the Company, and all files, documents and other materials containing any proprietary information, trade secrets and/or other intangible property of the Company, without retaining copies thereof, and (ii) other items of tangible property of the Company, that were in the Employee’s possession or control as of the Termination Date.

15.         Prohibition on Solicitation of Employees.  During the one year period immediately following the Termination Date, Employee will not, directly or indirectly, either on Employee’s own account or for any other person or entity, solicit, interfere with, or endeavor to cause any employee of the Company to leave his or her employment with the Company, or induce or attempt to induce any such employee to accept employment with any other person or entity.

16.         Equitable Remedies.  The Employee acknowledges that any unfair competition or misuse of trade secrets or proprietary information belonging to the Company, any violation of Section 14 of this Agreement, or any violation of Section 15 of this Agreement, will result in irreparable harm to the Company, and therefore, the Company shall, in addition to any other remedies, be entitled to immediate injunctive relief.

17.         Covenant Not to Sue.  As to any and all matters released in Sections 8 and 10 or waived in Section 9 above, Employee, and Employee’s Affiliates, covenant not to initiate, prosecute or (except as required by law) participate in any civil, criminal, administrative or other proceeding in any court, agency or other forum, either affirmatively or by way of cross-claim, defense or counterclaim, nor to attempt to initiate any investigation by any government agency, against any of the individuals and entities released hereunder.

18.         Non-Disparagement.  The parties agree not to disparage or otherwise publish or communicate derogatory statements about each other, the Company’s management and/or services to any third party.

19.         Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to any choice of law doctrine that would cause the law of any other jurisdiction to apply.

20.         Venue.  The parties hereby agree that all actions or proceedings arising directly or indirectly under this Agreement, whether instituted by the Employee or the Company, shall be litigated in courts having situs within the State of California, County of San Diego, and each of the parties hereby expressly consents to the jurisdiction of any local, state or Federal court located within said state and county, and consents that any service of process in such action or proceeding may be made by personal service upon the parties wherever such parties may be located, respectively, or by certified or registered mail directed to the Employee at his last known address.  The parties hereby waive trial by jury in connection with any future dispute between them, any objection based on forum non conveniens, and any objection to venue of any action instituted hereunder.

21.         Attorneys’ Fees.  Except as otherwise provided in this Agreement, in any action, litigation or proceeding between the parties arising out of or in relation to this Agreement, including any purported breach of this Agreement, each party shall bear his/her/its own costs and expenses, including his/her/its attorneys’ fees.

22.         Non-Admission of Liability.  The parties understand and agree that neither the payment of any sum of money nor the execution of this Agreement by the parties will constitute or be construed as an admission of any wrongdoing or liability whatsoever by any party.

23.         Severability.  If any one or more of the provisions contained in this Agreement (or parts thereof), or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity and enforceability of any such provision in every other respect and of the remaining provisions hereof will not be in any way impaired or affected, it being intended that all of the rights and privileges shall be enforceable to the fullest extent permitted by law.

24.         Entire Agreement.  This Agreement represents the sole and entire agreement between the parties and, except as expressly stated in this Agreement, supersedes all prior agreements, negotiations and discussions between the parties with respect to the subject matters contained in this Agreement.

25.         Waiver.  No waiver by any party hereto at any time of any breach of, or compliance with, any condition or provision of this Agreement to be performed by any other party hereto shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or at any prior or subsequent time.

26.         Amendment.  This Agreement may be modified or amended only if such modification or amendment is agreed to in writing and signed by duly authorized representatives of the parties hereto, which writing expressly states the intent of the parties to modify this Agreement.

27.         Counterparts.  This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original as against any party that has signed it, but all of which together will constitute one and the same instrument.

28.         Assignment.  This Agreement inures to the benefit of and is binding upon the Company and its successors and assigns, but the Employee’s rights under this Agreement are not assignable, except to his estate.

29.         Notice.  All notices, requests, demands, claims and other communications hereunder shall be in writing and shall be deemed to have been duly given (a) if personally delivered; or (b) if mailed by overnight or by first class, certified or registered mail, postage prepaid, return receipt requested, and properly addressed as follows:

If to the Employee:	Robert Putnam
P.O. Box 1403
Poway, CA 92064

If to the Company:	e.Digital Corporation
16770 West Bernardo Drive
San Diego, CA 92127
Attention: Chief Executive Officer

Such addresses may be changed, from time to time, by means of a notice given in the manner provided above. Notice will conclusively be deemed to have been given when personally delivered (including, but not limited to, by messenger or courier); or if given by mail, on the third day after being sent by first class, certified or registered mail; or if given by Federal Express or other similar overnight service, on the date of delivery.
30.         Miscellaneous Provisions.

(a)           The language in all parts of this Agreement must be in all cases construed simply according to its fair meaning and not strictly for or against any party.  Whenever the context requires, all words used in the singular must be construed to have been used in the plural, and vice versa, and each gender must include any other gender.  The captions of the Sections of this Agreement are for convenience only and must not affect the construction or interpretation of any of the provision in this Agreement.  References to the Company shall include the subsidiary unless the context clearly requires otherwise.

(b)           Each provision of this Agreement to be performed by a party hereto is both a covenant and condition, and is a material consideration for the other party’s performance hereunder, and any breach thereof by the party will be a material default hereunder.  All rights, remedies, undertakings, obligations, options, covenants, conditions and agreements contained in this Agreement are cumulative and no one of them is exclusive of any other.  Time is of the essence in the performance of this Agreement.

(c)           Each party acknowledges that no representation, statement or promise made by any other party, or by the agent or attorney of any other party, except for those in this Agreement, has been relied on by him or it in entering into this Agreement.

(d)           Each party understands that the facts with respect to which this Agreement is entered into may be materially different from those the parties now believe to be true.  Except in the case where the existence of any additional or different facts constitutes the breach of a representation or warranty, each party accepts and assumes this risk and agrees that this Agreement and the releases in it shall remain in full force and effect, and legally binding, notwithstanding the discovery or existence of any additional or different facts, or of any claims with respect to those facts.

(e)           Unless expressly set forth otherwise, all references in this Agreement to a “day” are deemed to be a reference to a calendar day.  All references to “business day” mean any day of the year other than a Saturday, Sunday or a public or bank holiday in San Diego County, California.  Unless expressly stated otherwise, cross-references in this Agreement refer to provisions within this Agreement and are not references to the overall transaction or to any other document.

(f)           Each party to this Agreement will cooperate fully in the execution of any and all other documents and in the completion of any additional actions that may be necessary or appropriate to give full force and effect to the terms and intent of this Agreement.

(g)           EMPLOYEE REPRESENTS THAT HE HAS READ THIS AGREEMENT AND FULLY UNDERSTAND ALL OF ITS TERMS; THAT HE HAS CONFERRED WITH HIS ATTORNEY, OR HAS KNOWINGLY AND VOLUNTARILY CHOSEN NOT TO CONFER WITH HIS ATTORNEY ABOUT THIS AGREEMENT; THAT HE HAS EXECUTED THIS AGREEMENT WITHOUT COERCION OR DURESS OF ANY KIND; AND THAT HE UNDERSTANDS ANY RIGHTS THAT HE HAS OR MAY HAVE AND SIGNS THIS AGREEMENT WITH FULL KNOWLEDGE OF ANY SUCH RIGHTS.

EMPLOYEE ACKNOWLEDGES THAT HE HAS READ THIS AGREEMENT, UNDERSTANDS IT AND IS VOLUNTARILY ENTERING INTO IT, AND UNDERSTANDS THAT THIS AGREEMENT INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.
[Remainder of Page Intentionally Left Blank - Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the dates indicated below.

“EMPLOYEE”	“COMPANY”

ROBERT PUTNAM,	E.DIGITAL CORPORATION
an individual
	By:	/s/ ALFRED H. FALK

/s/ ROBERT PUTNAM	Its:	President and CEO
Signature

Dated: December 15, 2010	Dated: December 15, 2010

Signature Page to Separation Agreement and General Release